When Recorded, Return to:
VCA Tucson Incorporated
Attn: General Counsel
2777 E. Camelback Road
Phoenix, AZ 85016

                        ASSIGNMENT OF CONTRACT FOR SALE

         This Assignment of Contract for Sale ("Assignment") is made and entered into as of the 17 day of July, 1995, by and between ILX Incorporated, an Arizona corporation ("Assignor"), and VCA Tucson Incorporated, an Arizona corporation ("Assignee").

RECITALS:

         A. Assignor is Buyer under that certain Contract for Sale dated June 16, 1995, and recorded July 13, 1995, in the office of the Pima County Recorder at Docket 10084, Page 1919 (the "Contract for Sale"), wherein the City of Tucson, a Municipal corporation, as Seller, has agreed to sell certain real property to Buyer upon certain terms and conditions.

         B. Assignee is a wholly-owned subsidiary of Varsity Clubs of America Incorporated, an Arizona corporation, which in turn is a wholly-owned subsidiary of Assignor.

         C. Assignor and Assignee desire that Assignee become the Buyer under the Contract for Sale.

AGREEMENT:

         Assignor hereby assigns to Assignee all of its right, title and interest as Buyer under the Contract for Sale, and Assignee hereby assumes all obligations of Assignor as Buyer thereunder.


ASSIGNOR:                                    ASSIGNEE:

ILX Incorporated                             VCA Tucson Incorporated

By: /s/ Joseph P. Martori                    By: /s/ Samuel L. Ciata
    ---------------------                        --------------------
        Joseph P. Martori                            Samuel L. Ciata

Its: Chairman                                Its: Vice President
     -------------------                          -------------------


STATE OF ARIZONA           )
                           ) ss
COUNTY OF PIMA             )

This instrument was acknowledged before me this 17 th day of July, 1995, by Joseph P. Martori as Chairman of ILX Incorporated and by Samuel L Ciata as Vice President of VCA Tucson Incorporated.
                                                 /s/Stephanie D. Castronova
                                                 ---------------------------
                                                         Notary Public

APPROVAL OF ASSIGNMENT

The foregoing Assignment of Contract for Sale is hereby approved.

City of Tucson

By:  /s/ Illegible
     ---------------------------

Its: Real Estate Administrator
     ---------------------------

         Attest:  /s/ Illegible 7/18/95
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         Title:  Negotiations Coordinator
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